UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  November 4, 2009

WPCS INTERNATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-26277	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA 19341
(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 903-0400

Copy of correspondence to:

Marc J. Ross, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement; and
ITEM 2.01	Completion of Acquisition or Disposition of Assets

On November 4, 2009, WPCS International Incorporated (the "Company"), acquired The Pride Group (QLD) Pty Ltd, an Australian corporation ("Pride"). The purchase price was an amount up to AUD$4,000,000, of which, AUD$2,000,000 was paid upon closing and up to an additional AUD$2,000,000 will be  payable by the Company based upon the achievement of certain future results of operations targets over each of the next two years.  The sellers will be paid AUD$1,000,000 if Pride’s earnings before interest and taxes (“EBIT”) for the twelve month period ended October 31, 2010 equals or exceeds AUD$1,200,000 (the “Target Amount”) and another AUD$1,000,000 if Pride’s EBIT for the twelve month period ended October 31, 2011 equals or exceeds the Target Amount.  In the event that Pride’s EBIT is less than the Target Amount for either measuring period, such AUD$1,000,000 payment will be reduced by the percentage of the shortfall between the actual EBIT and the Target Amount.

Pride was acquired pursuant to a Share Purchase Agreement among WPCS Australia Pty Ltd., a wholly-owned subsidiary of the Company, Pride, Robin Edwin William Paynter, Peter Stewart McDonald, Nigel Kernick, Mark Stephen Eaton, Paynter Family Trust, ESF Trust and Mullane Family Trust, dated as of November 4, 2009. In connection with the acquisition, WPCS Australia Pty Ltd. entered into an employment agreement with Robert Edwin William Paynter for a period of three years and Pride entered into employment agreements with Stephen Paul Mullane and Mark Stephen Eaton for periods of three years.

Pride is an electrical and security services provider specializing in the commercial and government sectors. The company focuses on low voltage security installations, alarm systems, video surveillance and access controls and maintains a strong customer base which includes the Queensland Police, Queensland Rail, Sunshine Coast District Health Service and General Water Australia.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

10.1
Form of Share Purchase Agreement, dated as of November 4, 2009, by and among WPCS Australia Pty Ltd., The Pride Group (QLD) Pty Ltd, Robin Edwin William Paynter, Peter Stewart McDonald, Nigel Kernick, Mark Stephen Eaton, Paynter Family Trust, ESF Trust and Mullane Family Trust

10.2
Form of Escrow Agreement, dated as of November 4, 2009, by and among WPCS Australia Pty Ltd., The Pride Group (QLD) Pty Ltd, Robin Edwin William Paynter, Peter Stewart McDonald, Nigel Kernick, Mark Stephen Eaton, Paynter Family Trust, ESF Trust, Mullane Family Trust and Mullins Lawyers

99.1	Press Release, dated November 4, 2009, issued by WPCS International Incorporated.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: November 6, 2009	By: /s/ JOSEPH HEATER
Joseph Heater
Chief Financial Officer

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